[CMI LOGO] CONTROL MODULE INC.

                                       CMI
                                TEAMING AGREEMENT
                                     Between
                              CONTROL MODULE, INC.
                                       and
                         TECHNOLOGY SERVICE GROUP, INC.

     THIS TEAMING AGREEMENT is made and entered into this 19th day of May 1994, by and between Control Module, Inc., a Delaware corporation having its principal place of business at 380 Enfield Street, CT 06082, (hereinafter referred to as "CMI") and Technology Service Group, Inc., a Delaware corporation having its principal place of business at 20 Mansell Ct. East Roswell, GA 30076 (hereinafter referred to as "TSG").

                               W I T N E S S E T H

     WHEREAS, CMI and TSG have carefully assessed their mutual capabilities and interests and have concluded that it is desirable to enter into a teaming arrangement for the preparation and submittal of a proposal in response to The Southwestern Bell (hereinafter "SWB") pay telephone electronic lock program (hereinafter the "Project"); and

     WHEREAS, the parties hereto have determined that they have the necessary expertise required for the Project and that this Teaming Agreement will enable them to complement their unique capabilities and offer SWB the best combination of capabilities to perform the Project in the most cost effective manner, and

     WHEREAS, it is the purpose of this Teaming Agreement to set forth the understanding under which the parties shall work together on this proposal effort and subsequent contract award, if any;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE 1. PROPOSAL PREPARATION

     1.1 It is intended that TSG shall submit to SWB a proposal as prime contractor for the Project.

      380 Enfield St. * Enfield, CT 06082 * (203) 745-2433 * (800) 722-6654
                               FAX: (203) 741-6064
                        "The company behind the symbol."
                         "An Equal Opportunity Employer"

     1.2 CMI shall provide proposal support and assistance to TSG in connection with the field of work described in the Project which is attached hereto as Exhibit "A."

     1.3 TSG shall prepare the proposal, integrate the data and material provided by CMI and submit the proposal to SWB. The ultimate responsibility for proposal content shall be in TSG; however, TSG shall provide CMI with a reasonable opportunity to review portions of the proposal pertinent to CMI prior to submittal and shall consult with CMI on decisions affecting the interests of CMI.

     1.4 TSG shall identify the contribution of CMI in the proposal and shall identify CMI as a sub-contractor.

     1.5 The parties hereto shall assist and cooperate with each other in every reasonable way in order to bring about the award of the prime contract to TSG and a sub-contract to CMI.

     1.6 TSG shall keep CMI informed concerning all aspects of proposal preparation and the status of the prime contract negotiations.

ARTICLE 2. RELATIONSHIP OF THE PARTIES

     2.1  This  Teaming   Agreement   shall  not  constitute  a  joint  venture,
          partnership, consortium, or any other form of business arrangement or organization.

     2.2 Each party hereto shall act as an independent contractor and not as an employee, agent or partner of the other for any purpose whatsoever, and neither party shall have the authority to bind the other party or make any commitments of any kind for or on behalf of the other party.

     2.3 The employees of one party shall not be deemed the employees of the other.

     2.4 Neither party shall assign nor in any manner transfer its rights or obligations or any part thereof in this Teaming Agreement without the prior written consent of the other party.

     2.5 Because the preparation of a successful proposal requires the parties' full cooperation, the parties agree that their proposal efforts on the Project shall be exclusive to each other during such time as this Teaming Agreement remains in effect, and that neither party shall solicit nor represent competing products and/or services for the Project. This provision does not preclude TSG from adding other non-CMI competing team members to perform this Project.


                         [CMI LOGO] CONTROL MODULE INC.
      380 Enfield St. * Enfield, CT 06082 * (203) 745-2433 * TELEX: 64-3167
                               FAX: (203) 741-6064
                        "The company behind the symbol."

     2.6 Nothing contained in this Agreement shall be deemed to preclude either party from quoting and offering for sale, or from selling, to others, any item or service which it regularly offers for sale.

ARTICLE 3. NEGOTIATION OF SUB-CONTRACT

     3.1 In the event TSG is awarded the prime contract, the parties shall enter into a sub-contract for the Project in good faith, provided that:

          (a) TSG is awarded a prime contract that includes the work identified on Exhibit "A," and

          (b)  SWB approves the sub-contract in the event it so requires.

     3.2 Except to the extent inconsistent with this Agreement, the terms and conditions of the sub-contract shall be as set forth as Exhibit "B" modified only by those obligations of the prime contract that are required to be passed on to the sub-contractor.

     3.3 The sub-contract shall be at prices for the work to be performed as set forth in Exhibit "C" attached hereto.

ARTICLE 4. COSTS

     4.1 Any and all costs, expenses, risks or liabilities to either TSG or CMI caused by or arising out of this proposal effort, shall be borne by each party separately and neither party shall be liable or obligated to the other for any such costs, expenses, risks or liabilities.

     4.2 Nothing in this Agreement shall be construed as providing for the sharing of profit or losses arising out of the efforts of either or both of the parties.

ARTICLE 5. PROPRIETARY INFORMATION

     5.1 When proprietary information is disclosed by one party to the other in writing and clearly identified as proprietary, the receiving party agrees that such information shall be maintained in confidence for a period of four (4) years from the date of this Agreement, notwithstanding any termination dates expressed elsewhere in this Agreement.

     5.2 The parties shall not be liable for disclosures made inadvertently or by mistake, providing the parties exercise the same standard of care to protect the information received as they do to protect their own proprietary information.


                         [CMI LOGO] CONTROL MODULE INC.
      380 Enfield St. * Enfield, CT 06082 * (203) 745-2433 * TELEX: 64-3167
                               FAX: (203) 741-6064
                        "The company behind the symbol."

     5.3  Disclosure   of  such   information   shall  be  restricted  to  those
          individuals who are directly participating in the proposal and subcontract efforts.

     5.4 The obligations with respect to handling proprietary information, as set forth in this Agreement, are not applicable to the following:

          (a) Information that is now in, or hereafter enters, the public domain through no fault of the receiving party;

          (b) Information that was previously known to the receiving party independently of the disclosing party;

          (c) Information that is independently developed by the receiving party;

          (d) Information that is disclosed with the written approval of the other party; or

          (e) Information that is received from other sources, provided such other source did not receive it due to a breach of this Agreement.

     5.5 No license to the other party, under any trademark, patent or copyright is either granted or implied by the conveying of information to that party. None of the information which may be submitted or exchanged by the respective parties shall constitute any representation, warranty, assurance, guarantee or inducement by either party to the other to infringe trademarks, patents, copyrights or any right of privacy, or other rights of third persons.

     5.6 Each party shall designate in writing one or more individuals within its organization as the only point(s) for receiving all written confidential information exchanged between the parties pursuant to this Agreement. Any change of the individual shall be communicated to the other party in writing. Any information of a proprietary or confidential nature not addressed in writing and marked as proprietary information to the designated individuals shall not fall under the protection of this Agreement. All proprietary information and all copies thereof shall be returned to the disclosing party upon written request.

     5.7 This Agreement shall not preclude either party from making disclosures of confidential and/or proprietary information to SWB as part of the proposal contemplated by this Agreement.

ARTICLE 6. RIGHTS IN INVENTIONS

          Inventions arising out of this proposal effort that are solely conceived or reduced to practice by one of the parties hereto shall remain the property of the originating party. Inventions arising out


                         [CMI LOGO] CONTROL MODULE INC.
      380 Enfield St. * Enfield, CT 06082 * (203) 745-2433 * TELEX: 64-3167
                               FAX: (203) 741-6064
                        "The company behind the symbol."

          of this proposal effort that are jointly conceived or jointly reduced to practice by the parties hereto shall be subject to further negotiations between the parties in order to establish their respective rights. This understanding is subject to the rights of SWB, if any.

ARTICLE 7. TERMINATION OF AGREEMENT

          Except for the rights of the parties with respect to proprietary information (Article 5) and inventions (Article 6), and unless extended by mutual written agreement of the parties, this Agreement shall automatically terminate upon the happening of any of the following events:

          (a) Written notification by SWB of the cancellation of the proposed contract;

          (b) Written notification by SWB that it will not award the Prime Contract to TSG for the Project;

          (c) Written notification by SWB of the award of a Prime Contract for the Project to a bidder other than TSG;

          (d) Written notification by SWB of an objection to this Agreement which cannot be cured with the reasonable efforts of the parties;

          (e)  The mutual written agreement of the parties to terminate;

          (f)  The   petition  by  one  of  the  parties   for   bankruptcy   or
               reorganization under the bankruptcy laws or assignment for the benefit of creditors;

          (g) A material breach of the provisions of this Agreement by a party which is not corrected within thirty (30) days after receipt of written notice of such breach provided by the other party;

          (h) The expiration of twelve (12) months after the date of this Agreement (or such later date as may be agreed upon) except that this date may be extended to allow time for the parties to enter into a sub-contract with CMI following the award of the prime contract to TSG.

          (i) The execution of a sub-contract agreement between TSG and CMI for the Project.

                         [CMI LOGO] CONTROL MODULE INC.
      380 Enfield St. * Enfield, CT 06082 * (203) 745-2433 * TELEX: 64-3167
                               FAX: (203) 741-6064
                        "The company behind the symbol."

ARTICLE 8. PUBLICITY

          Publicity, advertising or other form of public announcement relating to this Agreement shall not be released by either party without the prior written approval of the other party.

ARTICLE 9. REMEDY FOR BREACH

          In the event of breach of this Agreement by either party (except for Article 5 Proprietary Information and Article 6 Rights in Inventions), it is agreed that the remedy of the non-breaching party shall be limited to the recovery of its direct costs and applicable overhead expended in performing its obligations under this Agreement, and there shall be no liability for loss of present or prospective profits or any consequential, indirect or special damages.

ARTICLE 10. GOVERNING LAW AND ARBITRATION

          This Agreement is deemed to be made under and shall be construed in accordance with the laws of the State of Connecticut and constitutes the entire understanding between the parties hereto with respect to the subject matter of this Agreement. Any modifications or changes made subsequent hereto shall not be binding unless they are in writing and signed by both parties. If, in the performance of this Agreement, any claim or controversy arises, then CMI and TSG shall use their best efforts to find a mutually agreeable solution. Should the parties, through their best efforts, be unable to find a mutually agreeable solution, then the claim or controversy shall be finally settled in proceedings held in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction thereof.

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth above.

CONTROL MODULE, INC.                TECHNOLOGY SERVICE GROUP, INC.
By: /s/ Kenneth L. Tibert           By: /s/ Vincent C. Bisceglia
    --------------------------          -----------------------------
Typed Name: Kenneth L. Tibert       Typed Name: Vincent C. Bisceglia
            ------------------                  ---------------------
Title: Vice President Finance       Title: President & CEO
       -----------------------             --------------------------

Attachment:  Exhibit "A" - The Project (field of work)
             Exhibit "B" - Sub Contract Terms and Conditions
             Exhibit "C" - Pricing



                         [CMI LOGO] CONTROL MODULE INC.
      380 Enfield St. * Enfield, CT 06082 * (203) 745-2433 * TELEX: 64-3167
                               FAX: (203) 741-6064
                        "The company behind the symbol."

Control Module, Inc.               [CMI LOGO]
Enfield, CT 06082
(203) 745-2433 FAX (203) 741-6064 Telex 643167



                                                                      ----------
                                                                      QUOTATION
                                                                      ----------
                                                                      Q-4779-003
- --------------------------------------------------------------------------------
                                                            RFQ:      Due Date
Customer: TECHNOLOGY SERVICE GROUP, INC.     Code: 0885     VERBAL     11/07/94
- --------------------------------------------------------------------------------
Division:           Code: 001   Attn: Code: 101    Authorization:  Date
SUITE 200                       BART BARTUSEK      K.L. Tibert     11/7/94
20 MANSELL COURT EAST           ROSWELL GA 30076
ROSWELL GA 30076
                                               ---------------------------------
                                                   Salesperson     Area
                                                   JIMMY BIANCO
                      ----------------------------------------------------------
                      Copy To:      Code: 2_ _     Issue Date:  Expires:
                                                   11/07/94     SEE ADD'L TERMS
                      ----------------------------------------------------------
                                               FOB:              Terms:
                                               Dest. Frt Pp&Add  SEE ADD'L TERMS
- --------------------------------------------------------------------------------
Brief:

     This quotation supercedes quotation 4779-002 dated 10/11/94 and is in response to a request for CMI intelligent Electronic Lock assemblies, Key Controllers, and Refresher modules for your Southwestern Bell contract. This quotation offers an optional Electronic Secur Lock without connectors attached to the termination point of the chassis interface cable. Pricing is based on a single purchase order, with scheduled releases over a two year period.

- ------------------------------------------------------------------------------------------------------------------------------------
Item              Product Description              Product Code   ID   Unit $   Qty  ** Discount $   Total$     Delivery    Warranty
- ------------------------------------------------------------------------------------------------------------------------------------
1.0.0.0  ELECTRONIC SECUR LOCK/WE30C/1-WIRE/Comm.  7120-004              *       *        *        3408000.00   24 MONTHS   0825-002
                           Optional Lock:
2.0.0.0  ELECTRONIC SECUR LOCK/WE30C/1-WIRE        7120-002              *       *        *        3360000.00   24 MONTHS   0825-002

3.0.0.0  ELECTRONIC KEY/controller                 7126-001              *       *        *          32000.00   24 MONTHS   0825-002

4.0.0.0  BATTERY CHARGER/REFRESHER                 8510-001              *       *        *          18000.00   24 MONTHS   0825-002

       *Confidential Portion Omitted and Filed Separately with Commission.

- ------------------------------------------------------------------------------------------------------------------------------------
Please forward purchase order to:  For technical information, contact:    LEGEND:                               Delivery contingent
         Control Module, Inc.               CMI Technical Support Dept.   *=Price included in top assembly       upon receipt of
         ATTN: Order Entry                  Phone: (203) 745-2433         **=Items supplied with top assembly    order by __/__/__
         380 Enfield Street                                               ID=FIP field identifier
         Enfield, CT 06082

                                                                                                                 -------------------
                                                                                                                 Sheet 1 of 2 Rev:__
                                                                                                                 -------------------
                                                                                                                     Q-4779-003
- ------------------------------------------------------------------------------------------------------------------------------------

Control Module, Inc.               [CMI LOGO]
Enfield, CT 06082
(203) 745-2433 FAX (203) 741-6064 Telex 643167



                                                                      ----------
                                                                      QUOTATION
                                                                      ----------
                                                                      Q-4779-003
- --------------------------------------------------------------------------------
Customer: TECHNOLOGY SERVICE GROUP, INC.      Code: 0885

                                                 ADDITIONAL TERMS AND CONDITIONS
- --------------------------------------------------------------------------------

Terms and Conditions of Sale, including Terms of Payment, are in accordance with the provisions of the Dealer Agreement by and between by Technology Service Group, Inc. and Control Module, Inc.


                                                             -------------------
                                                             Sheet 1 of 2 Rev:__
                                                             -------------------
                                                                 Q-4779-003
- --------------------------------------------------------------------------------

TECHNOLOGY SERVICE GROUP, INC.                          PURCHASE ORDER NO. 62450

TO:      CONTROL MODULE, INC.                           DATE: 11-3-94
         380 ENFIELD STREET
         ENFIELD, CT. 06082

                                  CHANGE ORDER

- --------------------------------------------------------------------------------
ITEM   QUANTITY         PART NO.         DESCRIPTION                      PRICE
- --------------------------------------------------------------------------------
1      6600             7120-002          ELECTRONIC LOCK                    *

                                                   DELIVERY
                                                   200 11-8-94
                                                   500 12-2-94
                                                   2000 12-9-94
                                                   2500 12-16-94
                                                   1400 12-21-94

2      30               EKC1--001         KEY                                *
                        BCR1-001          REFRESHER

                                           30 11-8-94

                                           ISSUED TO SHOW DATES MATERIAL IS
                                           REQUIRED AT TSG

- --------------------------------------------------------------------------------
       *Confidential Portion Omitted and Filed Separately with Commission.

By /s/ Wayne Gentilella
   --------------------------------
   Purchasing Manager/Branch Manager

TeleService                                      PURCHASE ORDER
INTERNATIONAL TELESERVICE CORPORATION            No. 62533
PLEASE DIRECT ALL REQUESTS FOR INFORMATION       ABOVE ORDER NUMBER MUST APPEAR
TO BRANCH LISTED BELOW                           ON ALL INVOICES, SHIPPING MEMOS
                                                 B'S/L AND PACKAGES

|_|                  |X|               |_|                    |_|
1335 Gateway Drive   315 Byrd Street   2400 Irvin Cobb Drive  2025 Forest Lane
#2020                Orange, VA  22960 Paducah, KY 42003-0129 Garland, TX  75042
Melbourne, FL  32901 703-672-5017      502-443-9071           214-276-0118
407-768-1551


|_| OTHER

TO:                                               DATE
     CONTROL MODULE INC.                                11-4-94
     380 ENFIELD ST.
     ENFIELD CT  06082

|_| CONFIRMING TO: K. Tibert      DATE:              PHONE #

- --------------------------------------------------------------------------------
ACCT. NO.   VENDOR CODE    REQUISITIONED BY    SEND VIA   F.O.B.  FOR RESALE
1200-01500                 Gentilella          UPS        CT      YES |X| NO |_|
- --------------------------------------------------------------------------------
CFA NO.  REFER INQUIRIES TO  REQUISITION NO.  VENDOR  VENDOR            DELIVERY
                                              TERMS   DELIVERY PROMISE  REQUIRED
         Gentilella                                                    See Below
- --------------------------------------------------------------------------------
ITEM    QUANTITY     PART NO.       DESCRIPTION         UNIT PRICE       TOTAL
- --------------------------------------------------------------------------------
           *      ELECTRONIC LOCK    7120-004               *            182000
                                    Delivery at TSG
                                    1733 1-9-95
                                    1733 1-16-95
                                    1734 1-23-95

           *      EKC1-001           Key                    *             16000

           *      BCR1-001           Refresher              *              9000




                                     200 1-9-95


      * Confidential Portion Omitted and Filed Separately with Commission.

- --------------------------------------------------------------------------------
|_| CERTIFICATION   |_| CERTIFICATION   |_| BLANKET              RESALE NUMBER
    REQUIRED            NOT                 CERTIFICATION
    (SEE BELOW)         REQUIRED            APPLICABLE

FURNISH CERTIFICATION THAT MATERIAL IS TO REFERENCE DRAWING AND SPECIFICATIONS AND ACCEPTED BY YOUR INSPECTION DEPARTMENT.

MATERIAL SENT WITHOUT PROPER CERTIFICATION WHEN REQUESTED WILL BE RETURNED TO VENDOR.
- --------------------------------------------------------------------------------
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS STATED ON THIS AND THE OTHER
   SIDE HEREOF, WHICH TERMS MAY NOT BE ADDED TO, DELETED OR MODIFIED WITHOUT
                            BUYER'S WRITTEN CONSENT.
- --------------------------------------------------------------------------------
IF CERTIFICATION AND/OR CERTIFICATE OF COMPLIANCE ARE REQUIRED, THEY MUST BE ATTACHED TO EACH PACKING SLIP.

EACH SHIPMENT MUST CARRY AUTHORIZED SIGNATURE.

MAIL INVOICE IN DUPLICATE, INCLUDING PREPAID FREIGHT BILL, IF ANY, FOR EACH SHIPMENT AT TIME OF SHIPPING.

SHOW OUR PURCHASE ORDER AND PIECE PART NUMBER ON BILLS OF LADING, PACKAGES, INVOICES AND FREIGHT BILLS.

SHOW OUR PIECE PART NUMBER ON INDIVIDUAL ITEMS OR PACKAGES.




                                                  BY /S/ Wayne Gentilella

TECHNOLOGY SERVICE GROUP, INC.                   PURCHASE ORDER
                                                 No. 62678
PLEASE DIRECT ALL REQUESTS FOR INFORMATION       ABOVE ORDER NUMBER MUST APPEAR
TO BRANCH LISTED BELOW                           ON ALL INVOICES, SHIPPING MEMOS
                                                 B'S/L AND PACKAGES

|_|                  |_|                  |X|               |_|
Corporate
818 S. Broad St.     2400 Irvin Cobb Dr.  315 Byrd Street   2054 Forest Lane
Laradale, PA 19446   Paducah, KY 42003    Orange, VA 22960  Garland, TX  75042
215/381-1500         502/443-9025         703/672-5017      214-276-0680


|_|                    |_| Other
20 Mansell Court East
Suite 200
Roswell, GA  30076
404/587-0208

TO:                                               DATE   1-17-95
     Control Module Inc.
     380 Enfield St.
     Enfield, CT  06082

|_| CONFIRMING TO: K. Tibert      DATE:              PHONE #

- --------------------------------------------------------------------------------
ACCT. NO.   VENDOR CODE    REQUISITIONED BY    SEND VIA   F.O.B.  FOR RESALE
1200-01500  00175          Gentilella          UPS        CT      YES |X| NO |_|
- --------------------------------------------------------------------------------
CFA NO.  REFER INQUIRIES TO  REQUISITION NO.  VENDOR  VENDOR            DELIVERY
                                              TERMS   DELIVERY PROMISE  REQUIRED
         Gentilella                           N/30
- --------------------------------------------------------------------------------
ITEM    QUANTITY     PART NO.       DESCRIPTION         UNIT PRICE       TOTAL
- --------------------------------------------------------------------------------
1.         *       7120-004      Electronic Locks           *         2918100.00

                                 This order is for approx 1 year, releases will be approx 5000 per month starting in Feb. 1995. TSG will issue releases 60 days before shipment in CMI




      * Confidential Portion Omitted and Filed Separately with Commission.

- --------------------------------------------------------------------------------
|_| CERTIFICATION   |_| CERTIFICATION   |_| BLANKET              RESALE NUMBER
    REQUIRED            NOT                 CERTIFICATION
    (SEE BELOW)         REQUIRED            APPLICABLE

FURNISH CERTIFICATION THAT MATERIAL IS TO REFERENCE DRAWING AND SPECIFICATIONS AND ACCEPTED BY YOUR INSPECTION DEPARTMENT.

MATERIAL SENT WITHOUT PROPER CERTIFICATION WHEN REQUESTED WILL BE RETURNED TO VENDOR.
- --------------------------------------------------------------------------------
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS STATED ON THIS AND THE OTHER
   SIDE HEREOF, WHICH TERMS MAY NOT BE ADDED TO, DELETED OR MODIFIED WITHOUT
                            BUYER'S WRITTEN CONSENT.
- --------------------------------------------------------------------------------
IF CERTIFICATION AND/OR CERTIFICATE OF COMPLIANCE ARE REQUIRED, THEY MUST BE ATTACHED TO EACH PACKING SLIP.

EACH SHIPMENT MUST CARRY AUTHORIZED SIGNATURE.

MAIL INVOICE IN DUPLICATE, INCLUDING PREPAID FREIGHT BILL, IF ANY, FOR EACH SHIPMENT AT TIME OF SHIPPING.

SHOW OUR PURCHASE ORDER AND PIECE PART NUMBER ON BILLS OF LADING, PACKAGES, INVOICES AND FREIGHT BILLS.

SHOW OUR PIECE PART NUMBER ON INDIVIDUAL ITEMS OR PACKAGES.

                                                       TSG
                                                      [LOGO]



BY /S/ Wayne Gentilella
   --------------------------------
   PURCHASING AGENT/BRANCH MANAGER

                                    EXHIBIT D

                              Product Specification

Final Product Specifications to be substantially as attached hereto subject to certain modifications to be mutually agreed upon by the parties and addended to this Agreement at a later date.

7120-002            REV. B     11/4/94 Electronic Secur Lock/WE30C/1-wire
7120-004                       11/4/94 Electronic Secur Lock/WE30C/1-wire/Conn
EKC1-001 (7126-001)             8/4/94 Electronic Key/Controller
BCR1-001 (8510-001)             8/5/94 Battery Charger/Refresher

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.

                                    EXHIBIT E

                          BELLCORE AND RELATED INDUSTRY
                               REFERENCE DOCUMENTS

FCC Part 15
FCC Part 68
UL 14 59
Bellcore TR NWT 456
Bellcore TR NWT 357
Bellcore TR NWT 332
Bellcore TR NWT 78
Bellcore TR NWT 1037
Bellcore TR NWT 1359
Bellcore TR NWT 1252
IPC A 610 A
IPC D 275
IPC D 300 G
IPC T 50 E
IPC PC DR 572
IPC R 700 C

                                    EXHIBIT F

                           ACCEPTANCE TEST PROCEDURES
                      (With Testing Device Specifications)


                       (To be completed, initialed by both
                    parties and attached to this Agreement.)

                                       *


       *Confidential Portion Omitted and Filed Separately with Commission.